EXHIBIT 99.1



VIISAGE COMPLETES ACQUISITION OF IRIDIAN TECHNOLOGIES


BILLERICA, Mass.--(BUSINESS WIRE)--Aug. 16, 2006--Viisage (Nasdaq: VISG) today completed the acquisition of privately-held Iridian Technologies, Inc., the company responsible for the initial development and commercialization of iris recognition technology. Viisage first announced the company's intention to acquire Iridian on July 17, 2006. Under the terms of the definitive agreement with Iridian, Viisage paid Iridian shareholders $35 million in cash.

Viisage also secured a $6.5 million reduction in potential contingency payments to the former shareholders of SecuriMetrics under the terms of Viisage's February 2006 acquisition of SecuriMetrics, resulting in an effective "net" purchase price for Iridian of $28.5 million. The acquisition of Iridian was funded primarily by proceeds from the initial $100 million investment into Viisage by L-1 Investment Partners in December 2005.

Iridian has positive net working capital and is debt free. The company is estimated to generate positive pro forma EBITDA of approximately $3 million in 2006.

"This acquisition is another important step in our overall strategy to lead the market as the only U.S.-based manufacturer of a full range of handheld and multi-modal biometric recognition solutions encompassing iris, finger and face," said Robert V. LaPenta, Chairman of the Board of Viisage. "Direct access to Iridian's intellectual property upon which the iris recognition market is based, together with synergies from our anticipated merger with Identix later this month, should help to place us in that premier position. We also expect that it will do so in such a way that we see operational benefit with improved margins and cost synergies."

Iridian licenses iris recognition software and related intellectual property to hardware and software developers for applications in the government, military and commercial markets, both domestically and internationally. This intellectual property portfolio and industry-standard iris recognition algorithm will be combined with Viisage's wholly-owned subsidiary SecuriMetrics to advance the development and implementation of SecuriMetrics' advanced hardware, software and database capabilities.

Iridian's business operation, currently located in Moorestown, N.J., will be integrated into Identix' Jersey City, N.J. research facility upon the closing of the pending merger with Identix.


EBITDA

Viisage uses EBITDA as a non-GAAP financial performance measurement. EBITDA is calculated by adding back to net income (loss) interest, taxes, depreciation and amortization. EBITDA is provided to investors to complement results provided in accordance with GAAP, as management believes the measures help illustrate underlying operating trends in the Company's business and uses the measures to establish internal budgets and goals, manage the business, and evaluate performance. Management also believes that EBITDA provides an additional tool for investors to use in comparing Viisage's financial results with other companies in the industry, many of which also use EBITDA in their communications to investors. By excluding non-cash charges such as amortization and depreciation as well as non-operating charges for interest and income taxes, Viisage can evaluate its operations and can compare its results on a more consistent basis to the results of other companies in the industry and to its operations in prior quarters. As noted above, EBITDA excludes the effect of interest, taxes, depreciation and amortization. Because EBITDA eliminates these items, Viisage considers this financial measure to be an important indicator of


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the Company's operational strength and performance of its business and a good measure of the Company's historical operating trend. EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. Estimated pro forma EBITDA for 2006 has been calculated by adding estimated pro forma depreciation and amortization of $1.2 million to pro forma estimated net income of $1.8 million.


About Viisage Technology, Inc.

Viisage delivers advanced technology identity solutions for governments, law enforcement agencies and businesses concerned with enhancing security, reducing identity theft, and protecting personal privacy. Viisage solutions include secure credentials such as passports and drivers' licenses, biometric technologies for uniquely linking individuals to those credentials, and credential authentication technologies to ensure the documents are valid before individuals are allowed to cross borders, gain access to finances, or be granted other privileges. With more than 3,000 installations worldwide, Viisage's identity solutions stand out as a result of the company's industry-leading technology and unique understanding of customer needs. Viisage's product suite includes IdentityTOOLS(TM) SDK, Viisage PROOF(TM), FaceEXPLORER(R), iA-thenticate(R), ID-GUARD(R), BorderGuard(R), PIER(TM), HIIDE(TM), AutoTest(TM), FacePASS(TM) and FaceFINDER(R).


About Iridian Technologies

Iridian Technologies, Inc. of Moorestown, N.J. is the world leader in development and commercialization of iris recognition technology -- renowned as one of the most accurate biometric identifiers. The holder of U.S. and international patents behind iris recognition technologies, Iridian offers unparalleled security for public-use applications such as simplified passenger travel, border control, national IDs, and election verification as well as restricted access and information access. For more information, visit www.iridiantech.com.


Forward-Looking Statements

This news release contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document and those made from time to time by Viisage through its senior management are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's current views with respect to the future events or financial performance discussed in this release, based on management's beliefs and assumptions and information currently available. When used, the words "believe," "anticipate," "estimate," "project," "should," "expect," "plan," "assume" and similar expressions that do not relate solely to historical matters identify forward-looking statements. Forward-looking statements concerning future plans or results are necessarily only estimates and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, the size and timing of contract awards, performance on contracts, performance of acquired companies, availability and cost of key components, unanticipated results from audits of the financial results of the Company and acquired companies, changing interpretations of generally accepted accounting principles, outcomes of government reviews, developments with respect to litigation to which we are a party, potential fluctuations in quarterly results, dependence on large contracts and a limited number of customers, lengthy sales and implementation cycles, market acceptance of new or enhanced products and services, proprietary technology and changing competitive conditions, system performance, management of growth, dependence on key personnel, ability to obtain project financing, general economic and political conditions and other factors affecting spending by customers, and the unpredictable nature of working with government agencies. In addition, such risks and uncertainties include, among others, the following risks: that the pending merger with Identix will not close, that the regulatory or shareholder approval will not be obtained, that the closing will be delayed, that customers


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and partners will not react favorably to the merger, integration risks, the risk that the combined companies may be unable to achieve cost-cutting synergies, and other risks described in Viisage's and Identix' Securities and Exchange Commission filings, including the Registration Statement on Form S-4 filed with the SEC in connection with the transaction, Viisage's Annual Report on Form 10-K for the year ended December 31, 2005 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006 and June 30, 2006 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," and Identix' Annual Report on Form 10-K for the year ended June 30, 2005 and its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2005, December 31, 2005 and March 31, 2006 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Viisage expressly disclaims any obligation to update any forward-looking statements


Additional Information and Where to Find It

Investors and security holders of both Viisage and Identix are advised to read the joint proxy statement/prospectus regarding the business combination transaction referred to in the material below because it contains important information. Viisage and Identix have mailed a joint proxy statement/prospectus about the transaction to their respective stockholders. This joint proxy statement/prospectus has been filed with the Securities and Exchange Commission by both companies. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by the companies at the Securities and Exchange Commission's web site at http://www.sec.gov. The joint proxy statement/prospectus and such other documents may also be obtained from Identix or Viisage by directing such requests to the companies.


Participants In Solicitation

Viisage, Identix and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning Viisage's participants is set forth in the joint proxy statement/prospectus dated July 27, 2006 for Viisage's special meeting of shareholders to be held on August 29, 2006 as filed with the SEC. Information concerning Identix' participants is set forth in the proxy statement, dated October 6, 2005, for Identix' 2005 annual meeting of shareholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of Viisage and Identix in the solicitation of proxies in respect of the merger is included in the registration statement and joint proxy statement/prospectus filed with the SEC.


CONTACT: L-1 Investment Partners
Doni Fordyce, 203-504-1109
dfordyce@l-1ip.com


SOURCE: Viisage Technology, Inc.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding Viisage's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report or Form 10-K for the most recently ended fiscal year.


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